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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)

                                   ----------

                          The CIT Group Holdings, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               13-2994534
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


1211 Avenue of the Americas
New York, New York                                     10036
(Address of principal executive offices)               (Zip code)

                                   ----------

                    Senior/Senior Subordinated Debt Securties
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                    Name                                   Address
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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


                                       -2-

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of May, 1997.

                                           THE BANK OF NEW YORK



                                           By: /s/ MARY LAGUMINA
                                              --------------------------------
                                               Name:  Mary LaGumina
                                               Title: Assistant Vice President


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                                                                       Exhibit 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
          ASSETS                                            in Thousands
          Cash and balances due from depos-
            itory institutions:
            Noninterest-bearing balances and
            currency and coin ..................             $ 4,404,522
            Interest-bearing balances ..........                 732,833
          Securities:
            Held-to-maturity securities ........                 789,964
            Available-for-sale securities ......               2,005,509
          Federal funds sold in domestic of-
            fices of the bank:
          Federal funds sold ...................               3,364,838
          Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income .................28,728,602
            LESS: Allowance for loan and
              lease losses ..............584,525
            LESS: Allocated transfer risk
              reserve........................429
              Loans and leases, net of unearned
              income, allowance, and reserve                  28,143,648
          Assets held in trading accounts ......               1,004,242
          Premises and fixed assets (including
            capitalized leases) ................                 605,668
          Other real estate owned ..............                  41,238
          Investments in unconsolidated
            subsidiaries and associated
            companies ..........................                 205,031
          Customers' liability to this bank on
            acceptances outstanding ............                 949,154
          Intangible assets ....................                 490,524
          Other assets .........................               1,305,839
                                                             -----------
          Total assets .........................             $44,043,010
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          LIABILITIES
          Deposits:
            In domestic offices ................             $20,441,318
            Noninterest-bearing .......8,158,472
            Interest-bearing .........12,282,846
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs ...              11,710,903
            Noninterest-bearing ..........46,182
            Interest-bearing .........11,664,721
          Federal funds purchased in
            domestic offices of the
            bank:
            Federal funds purchased ............               1,565,288
          Demand notes issued to the U.S.
            Treasury ...........................                 293,186
          Trading liabilities ..................                 826,856
          Other borrowed money:
            With original maturity of one year
              or less ..........................               2,103,443
            With original maturity of more than
              one year .........................                  20,766
          Bank's liability on acceptances exe-
            cuted and outstanding ..............                 951,116
          Subordinated notes and debentures ....               1,020,400
          Other liabilities ....................               1,522,884
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          Total liabilities ....................              40,456,160
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          EQUITY CAPITAL
          Common stock ........................                  942,284
          Surplus .............................                  525,666
          Undivided profits and capital
            reserves ..........................                2,129,376
          Net unrealized holding gains
            (losses) on available-for-sale
            securities ........................                   (2,073)
          Cumulative foreign currency transla-
            tion adjustments ..................                   (8,403)
          Total equity capital ................                3,586,850
                                                             -----------
          Total liabilities and equity
            capital ...........................              $44,043,010
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     I,  Robert  E.  Keilman,  Senior  Vice  President  and  Comptroller  of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


             J. Carter Bacot     )
             Thomas A. Renyi     )      Directors
             Alan R. Griffith    )

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